(ICON)

Prudential
Municipal
Series Fund

Florida Series

SEMI
ANNUAL
REPORT
Feb. 28, 1998

(LOGO)

Prudential Municipal Series Fund
Florida Series

Performance At A Glance.
Municipal bond prices climbed during the six months ended February 28, 1998 as inflation remained subdued in the U.S. and an economic crisis gripped Asia. Your Prudential Municipal Series Fund -- Florida Series posted returns that were competitive with comparable funds tracked by Lipper Analytical Services. Our results were bolstered by hospital and general obligation bonds. In addition, we also took profits on some noncallable bonds that gained nicely as interest rates declined.

Cumulative Total Returns1                            As of 2/28/98
                       Six       One             Five            Since
                      Months     Year            Years         Inception2
Class A               4.89%   8.80% (8.70)   34.27% (30.74)   75.21% (68.13)
Class B               4.68    8.27  (8.16)   N/A              28.63  (26.81)
Class C               4.54    8.00  (7.89)   N/A              28.40  (25.38)
Class Z               4.94    8.91  (8.81)   N/A               9.74   (9.53)
Lipper FL Muni Avg.3  4.89    8.79           32.43                ***

Average Annual Total Returns1                         As of 3/31/98
                One           Five           Since
                Year          Years        Inception2
Class A      6.96% (6.86)   5.79% (5.25)   7.60% (6.97)
Class B      4.83  (4.73)   N/A            6.67  (6.25)
Class C      8.56  (8.46)   N/A            5.50  (4.96)
Class Z     10.49 (10.39)   N/A            7.41  (7.25)

Distributions & Yields                          As of 2/28/98
                                           Taxable Equivalent Yield4
          Total Distributions      30-Day      At Tax Rates Of
           Paid for Six Mos.     SEC Yield     36%        39.6%
Class A        $0.26               3.96%       6.19%      6.56%
Class B        $0.24               3.68        5.75       6.09
Class C        $0.23               3.43        5.36       5.68
Class Z        $0.26               4.18        6.53       6.92

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a six-year declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for Class B shares. Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ). Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares do not carry a sales load or a distribution fee.

2 Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class
C, 7/26/93; and Class Z, 12/6/96.

3 The Lipper Florida Municipal Bond fund average are for all funds in each share class for the six-month, 1- and 5-year categories.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***The Lipper Since Inception category return for Class A shares is 70.64%; for Class B is 29.00%; for Class C is 29.85%; and for Class Z is 9.12% for all funds in each share class.

How Investments Compared.
(As of 2/28/98)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*18 years for Tax-Exempt Money Funds.

Peter Allegrini and Scott Diamond, Fund Managers    (PICTURE)  (PICTURE)

Portfolio
Managers'Report

The Series invests in carefully selected, long-term municipal bonds that offer a high level of current income exempt from federal income taxes as well as the Florida intangibles tax. Certain shareholders may be subject to the alternative minimum tax, however. There can be no assurance that the Series will achieve its investment objective.

Is Inflation Conquered?

Inflation inched up a mere 1.7% in 1997 and will likely remain tame this year as U.S. companies face increased competition from cheaper Asian imports. This is good news for bondholders because inflation hurts the value of their bonds' fixed interest and principal payments

Strategy Session.
Asian Contagion
Lifts Muni Bonds.

Although job growth has moderated, employment and income have been growing faster in Florida than in the Southeast and the country as a whole. The Sunshine State's economy continues to benefit from its expanding trade and services sectors as well as tourism and agriculture.

On the opposite side of the globe, however, economic turbulence engulfed Asian markets as a series of financial shocks, caused by imprudent lending practices by major financial institutions, shook the region. Investors began selling Asian stocks and emerging market bonds and sought refuge in U.S. Treasury securities. The ensuing rally in Treasuries spilled over into the municipal securities market, driving tax-exempt bond prices higher and yields lower. Investors also bid up municipal bonds, believing that Asian difficulties would help keep a lid on inflation in the U.S., protecting the value of their fixed income investments.

By mid-January, the Bond Buyer Revenue Bond Index, a widely watched gauge of tax-exempt yields, reached a record low of 5.25%. This occurred during the same week that the 30-year Treasury bond yield sank to 5.66%, its lowest point since 1977. Cash poured into U.S. Treasuries as investors fretted over the failure of Hong Kong's largest investment bank.

As interest rates fell sharply, noncallable bond prices surged because the bonds cannot be retired early. We took advantage of this trend by booking profits on some of your Series' high-coupon, noncallable bonds that were scheduled to mature in less than 10 years.

Portfolio Composition.
Expressed as a percentage of
total investments as of 2/28/98.
(PIE CHART)

What Went Well.
A Win-Win Situation.

Series' performance was enhanced when its Puerto Rico general obligation bonds and Palm Beach County, Florida, bonds issued for Good Samaritan Health Services were pre-refunded. This means that new bonds were issued whose proceeds would be used to retire the older bonds before their maturity date. Until then, proceeds from the new bonds would be invested in direct U.S. guaranteed obligations held in an escrow fund. Prices of the older Puerto Rico and Palm Beach County bonds surged because they were now backed by direct U.S. guaranteed obligations and have virtually no credit risk. (The ratings on the Puerto Rico bonds were upgraded to AAA by Standard & Poor's, as is often the case after a bond is pre-refunded.) Of course, this sharp price appreciation benefited your Series, while pre-refunding the older bonds at recent low interest rates reduced the authority's interest payment expense. That is why we consider this a "win-win" situation.

And Not So Well.
Duration, Duration.

Although the Series' duration (a measure of sensitivity to interest rate fluctuations) was moderately longer than its competition, its performance would have been improved had we been able to extend the duration further by investing heavily in noncallable, zero coupon bonds. Noncallable bonds appreciate rapidly when interest rates fall because they cannot be retired prior to maturity. Zero coupon bonds also rise quickly, since they typically trade at prices well below their maturity value. Unfortunately, noncallable zero coupon bonds were rather scarce in Florida as there was strong investor demand during the market rally.

Credit Quality.
Expressed as a percentage of
total investments as of 2/28/98.
(PIE CHART)

Five Largest Issuers.
4.4%   Puerto Rico Electric
       Power Authority
4.3%   Lakeland Electric
       and Water
3.9%   Florida State Board
       Of Education
3.2%   Escambia County
       Pollution Control
3.2%   Brevard County
       School Board

Expressed as a percentage of net assets
as of 2/28/98.

Looking Ahead.
Asian economic turmoil is already starting to take its toll as the U.S. trade deficit widened in January, partly because our sales to Asia declined. As the year progresses, the U.S. is expected to sell even less to Asia and purchase more and more cheaply priced Asian imports, broadening the trade gap. We believe the growing imbalance will slow U.S. economic growth and head off higher inflation, allowing the Federal Reserve to leave monetary policy unchanged for the foreseeable future.

President's Letter                                 April 3, 1998

Investing Smart.
Dear Shareholder:
This is the season when many investors receive income tax refunds or have a CD or two maturing. What will you do with these assets?
Investing smart can be a challenge especially given today's new investment choices.

The Federal Taxpayer Relief Act of 1997 is changing the way
Americans invest and accumulate wealth, save for college or build a nest egg for retirement. While the law offers opportunity, it is also complex. You may need help to put things in perspective.

Now may be an excellent time for you and your Prudential Financial Professional to update your investment strategy and retirement plan. A wise investor does so periodically. You could find the tax law opening doors that may benefit you now or over the long term, such as --

--   Revised Capital Gains Tax Rates & Exclusions. Long-term
rates are down. Is your portfolio positioned to benefit? Also, new rules allow you to keep more of the profit from the sale of your home (perhaps up to $500,000 more).

--   New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

--   New Education IRAs. Similar to a traditional IRA, but
specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

--   Expanded IRAs. Rules governing traditional IRAs have
been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

As you can see, what you don't know may cost you! That's why
I recommend you call your Prudential Financial Professional and get a free investment plan checkup. Let us give you the information and tools to invest smart.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as
of February 28, 1998                  PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                           FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                   Moody's    Interest     Maturity     Amount          Value
Description (a)                                                    Rating       Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.5%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Hlth. Facs. Auth. Rev., Santa Fe Healthcare
   Facs. Proj.                                                  Baa1           7.60%      11/15/13    $  1,750 (f)   $  1,947,225
Alachua Cnty. Ind. Dev. Auth. Rev., H.B. Fuller Co. Proj.,
   A.M.T.                                                       NR             7.75       11/01/16       3,000          3,161,160
Brevard Cnty. Edl. Facs. Auth. Rev. Ref., Florida Inst. of
   Tech.                                                        BBB(c)         6.875      11/01/22       1,500          1,615,560
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A, A.M.B.A.C.      Aaa            6.50        7/01/12       3,500 (f)      3,895,570
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A                                                NR             7.50        4/01/17       1,500 (f)      1,672,710
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.                                                     Aaa            6.75        8/15/06       1,000          1,099,110
Broward Cnty. Prof. Sports Facs. Rev., Civic Arena Proj.,
   Ser. A, M.B.I.A.                                             Aaa            5.625       9/01/28       2,185          2,273,930
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. A,
   A.M.T., G.N.M.A.                                             Aaa            7.45        9/01/23         375            396,581
Coral Springs Impvt. Dist., Wtr. & Swr. Ref., M.B.I.A.          Aaa            6.00        6/01/10       1,000          1,130,000
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, A.M.T., M.B.I.A.                                     Aaa            6.00       10/01/24       1,500          1,622,295
   Ser. E, A.M.B.A.C.                                           Aaa            5.50       10/01/10       1,000          1,067,540
   Miami Int'l. Arpt., Ser. B, A.M.T., F.S.A.                   Aaa            5.00       10/01/11       1,930          1,949,725
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. of Miami.,
   Ser. A, M.B.I.A.                                             Aaa            5.625       4/01/06       2,015          2,194,355
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami
   Proj., Ser. A, E.T.M., M.B.I.A.                              Aaa            6.75        5/01/08         500 (e)        565,900
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Mtge., Golden Lakes Apts. Proj., Ser. A,
      A.M.T.                                                    NR             6.05       11/01/39       1,000          1,017,500
   Sngl. Fam. Mtge., Ser. B, A.M.T., G.N.M.A                    Aaa            7.25        9/01/23         350            369,229
   Sngl. Fam. Mtge., Ser. C, A.M.T., G.N.M.A.                   Aaa            7.75        9/01/22         765            742,647
Dade Cnty. Spl. Oblig.,
   Ser. B, A.M.B.A.C.                                           Aaa            5.00       10/01/35       2,500          2,417,675
   Metro Dade Fire & Rescue Svc., F.G.I.C.                      Aaa            6.00        4/01/05       2,800          3,099,096
Dade Cnty.,
   Pub. Impvt. J & K Seaport, M.B.I.A.                          Aaa            6.50       10/01/07       1,220          1,420,775
   Pub. Impvt. J & K Seaport, M.B.I.A.                          Aaa            6.50       10/01/10       1,555          1,838,259
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., A.M.T.,
   G.N.M.A.                                                     AAA(c)         8.375      12/01/14         360 (e)        379,862
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. Inc.,
   Ser. A                                                       BBB+(c)        8.70       10/01/14       1,830          1,913,174
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj., A.M.T.                                                Baa1           6.90        8/01/22       3,500          3,924,865
Florida St. Brd. of Ed. Cap. Outlay, Ref. Pub. Ed., Ser. D      Aa             4.75        6/01/22       4,985          4,710,177
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.                                                   Aaa            4.50       10/01/27       2,000          1,797,940
Greater Orlando Aviation Rev. Auth., Orlando Arpt., A.M.T.,
   F.G.I.C.                                                     Aaa            5.25       10/01/23       2,000          1,990,140
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Tampa
   Elec. Proj., Ser. 92                                         Aa3            8.00        5/01/22       1,750          2,027,988
Hillsborough Cnty.,
   Cnty. Ctr. Proj., Ser. B, M.B.I.A.                           Aaa            5.00        7/01/15       1,560          1,550,952
   Ref. Cnty. Ctr. Proj., Ser. B, M.B.I.A.                      Aaa            6.00        7/01/06       1,605          1,792,127
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park
   Issue 2, Ser. 7                                              Aa1            Zero       10/01/10       3,000          1,671,180

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of February 28, 1998                  PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                           FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                   Moody's    Interest     Maturity     Amount          Value
Description (a)                                                    Rating       Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.                                           Baa1           7.00%      12/01/22    $  1,825       $  1,990,765
   St. Lukes Hosp. Assoc. Proj.                                 AA+(c)         7.125      11/15/20       1,000          1,104,330
Jacksonville Swr. & Sld. Wste. Disp. Facs. Rev., Anheuser
   Busch Proj., A.M.T.                                          A1             5.875       2/01/36       1,000          1,039,980
Jacksonville Wtr. & Swr. Dev. Rev.,
   Suburban Utils., A.M.T.                                      A3             6.75        6/01/22       1,000          1,084,690
   United Wtr. Proj., A.M.T., A.M.B.A.C.                        Aaa            6.35        8/01/25       1,500          1,652,955
Lake Cnty. Res. Rec. Ind. Dev. Rev., NRG Recovery Grp., Ser
   A, A.M.T.                                                    Baa            5.95       10/01/13       1,035          1,078,128
Lakeland Elec. & Wtr. Rev.                                      Aa             5.625      10/01/36       5,000          5,220,850
Largo Cnty. Hosp. Rev., Sun Coast Hlth. Sys.                    BB+(c)         6.30        3/01/20       2,000          2,032,620
Leon Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. A.,
   A.M.T., G.N.M.A.                                             Aaa            7.30        4/01/21         345            342,254
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen. Proj.,
   Ser. A, A.M.T.                                               Baa3           7.875      12/15/25       1,200          1,408,284
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.                          Aaa            6.00        2/01/16       1,500          1,626,495
   Admn. Bldg. Acquis. Proj., F.G.I.C.                          Aaa            6.00        2/01/25         500            542,165
Miami Spec. Rev., Prkg. & Conv. Ctr., M.B.I.A.                  Aaa           Zero         1/01/07       1,000            674,630
Miramar Wstwt. Impvt. Assmt., F.G.I.C.                          Aaa            6.75       10/01/16       2,500          2,828,750
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                       Aaa           Zero        12/01/06         450            307,337
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A, A.M.T.,
   G.N.M.A.                                                     AAA(c)         7.375       9/01/24         420            446,237
Orange Cnty. Hsg. Fin. Auth. Rev.,
   MultiFam. Ashley Point Apts., Ser. A, A.M.T.                 BBB+(c)        6.85       10/01/16       1,200          1,241,796
   MultiFam. Ashley Point Apts., Ser. A, A.M.T.                 BBB+(c)        7.10       10/01/24         855            884,942
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                  Aa             6.75       10/01/17       2,200          2,689,830
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Abbey Delray South Proj.                                     BBB(c)         5.50       10/01/11         750            760,088
   Good Samaritan Hlth. Sys.                                    A+(c)          6.30       10/01/22       1,000 (f)      1,124,920
Palm Beach Cnty. Sld. Wste. Auth. Rev., Ser. A, A.M.B.A.C.      Aaa            6.00       10/01/09       1,500          1,701,465
Pensacola Hlth. Facs. Auth., Daughters of Charity, M.B.I.A.     Aaa            5.25        1/01/11       1,600          1,647,120
Polk Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Fac. Rev.,
   Tampa Elec. Co. Proj., A.M.T.                                Aa2            5.85       12/01/30       1,500          1,570,755
Puerto Rico Comnwlth. Infr. Fin. Auth. Rev., Spec. Tax ,
   Ser. A, A.M.B.A.C.                                           Aaa            5.00        7/01/28       1,750          1,709,803
Puerto Rico Comnwlth.,
   Gen. Oblig.                                                  Baa1          Zero         7/01/16       2,500            997,825
   Gen. Oblig.                                                  Baa1          Zero         7/01/15       1,000            421,040
   Gen. Oblig.                                                  Baa1           6.45        7/01/17       1,400 (f)      1,585,696
   Gen. Oblig.                                                  Baa1           6.50        7/01/23         650 (f)        740,733
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                       Baa1           6.25        7/01/17       5,000          5,380,650
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                   Aaa            7.168 (d)   1/16/15       2,250          2,421,562

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of February 28, 1998                  PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                           FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                   Moody's    Interest     Maturity     Amount          Value
Description (a)                                                    Rating       Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Sarasota Wtr. & Swr. Util. Ref., Ser. C, F.G.I.C.               Aaa            4.50%      10/01/16    $  1,000       $    931,850
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj., M.B.I.A.                                              Aaa            7.00       12/01/15       1,000 (f)      1,119,080
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                         Aaa            7.05       10/01/07       2,000          2,223,380
Tampa Hlth. Sys. Rev., Catholic Hlth., Ser. A-1, A.M.B.A.C.     Aaa            4.875      11/15/18       1,500          1,444,020
Tampa Sports Auth. Rev., Tampa Bay Arena Proj., M.B.I.A.        Aaa            5.75       10/01/20       1,000          1,096,500
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR             7.75       10/01/06       1,105          1,231,953
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.          AAA(c)         6.625      10/15/22       1,000          1,104,190
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys. Proj.     BBB+(c)        8.25        6/01/20       2,000 (f)      2,218,860
                                                                                                                     ------------
Total long-term investments (cost $108,534,090)                                                                       116,883,775
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.9%
Hillsborough Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Tampa
   Elec. Co. Ser. 93, F.R.D.D.                                  VMIG1          3.70        3/02/98         200            200,000
Martin Cnty. Poll. Ctrl. Rev., Florida Pwr. & Lt. Proj.,
   F.R.D.D.                                                     VMIG1          3.60        3/02/98       1,100          1,100,000
St. Lucie Cnty. Poll. Ctrl. Rev., Florida Pwr. & Lt. Proj.,
   F.R.D.D.                                                     VMIG1          3.60        3/02/98       1,000          1,000,000
                                                                                                                     ------------
Total short-term investments (cost $2,300,000)                                                                          2,300,000
                                                                                                                     ------------
Total Investments--98.4%
(cost $110,834,090; Note 4)                                                                                           119,183,775
Other assets in excess of liabilities--1.6%                                                                             1,915,802
                                                                                                                     ------------
Net Assets--100%                                                                                                     $121,099,577
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period-end.
(e) Pledged as initial margin on financial futures contracts.
(f) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities
(Unaudited)                                  FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                       February 28, 1998
Investments, at value (cost $110,834,090)................................................................        $ 119,183,775
Cash.....................................................................................................               62,780
Interest receivable......................................................................................            2,053,090
Receivable for investment sold...........................................................................              100,209
Receivable for Series shares sold........................................................................               74,411
Other assets.............................................................................................               14,124
Due from broker-variation margin.........................................................................                8,437
                                                                                                               -----------------
   Total assets..........................................................................................          121,496,826
                                                                                                               -----------------
Liabilities
Payable for Series shares reacquired.....................................................................              176,807
Accrued expenses.........................................................................................               98,725
Dividends payable........................................................................................               51,812
Management fee payable...................................................................................               46,555
Distribution fee payable.................................................................................               19,572
Deferred trustees' fees..................................................................................                3,778
                                                                                                               -----------------
   Total liabilities.....................................................................................              397,249
                                                                                                               -----------------
Net Assets...............................................................................................        $ 121,099,577
                                                                                                               -----------------
                                                                                                               -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par.................................................................        $     113,684
   Paid-in capital in excess of par......................................................................          114,012,732
                                                                                                               -----------------
                                                                                                                   114,126,416
   Accumulated net realized loss on investments..........................................................           (1,380,039)
   Net unrealized appreciation on investments............................................................            8,353,200
                                                                                                               -----------------
Net assets, February 28, 1998............................................................................        $ 121,099,577
                                                                                                               -----------------
                                                                                                               -----------------
Class A:
   Net asset value and redemption price per share
      ($91,259,049 / 8,567,210 shares of beneficial interest issued and outstanding).....................               $10.65
   Maximum sales charge (3% of offering price)...........................................................                  .33
                                                                                                               -----------------
   Maximum offering price to public......................................................................               $10.98
                                                                                                               -----------------
                                                                                                               -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($21,818,864 / 2,048,152 shares of beneficial interest issued and outstanding).....................               $10.65
                                                                                                               -----------------
                                                                                                               -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($7,581,142 / 711,663 shares of beneficial interest issued and outstanding)........................               $10.65
                                                                                                               -----------------
                                                                                                               -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($440,522 / 41,374 shares of beneficial interest issued and outstanding)...........................               $10.65
                                                                                                               -----------------
                                                                                                               -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Six Months
                                                    Ended
Net Investment Income                         February 28, 1998
Income
   Interest................................      $ 3,405,895
                                              -----------------
Expenses
   Management fee..........................          296,870
   Distribution fee--Class A...............           45,520
   Distribution fee--Class B...............           50,303
   Distribution fee--Class C...............           27,046
   Custodian's fees and expenses...........           43,000
   Transfer agent's fees and expenses......           22,000
   Registration fees.......................           17,000
   Reports to shareholders.................           11,000
   Audit fees and expenses.................            5,000
   Legal fees and expenses.................            4,000
   Miscellaneous...........................            2,533
   Trustees' fees..........................            2,000
                                              -----------------
      Total expenses.......................          526,272
   Less: Custodian fee credit (Note 1).....           (1,132)
                                              -----------------
      Net expenses.........................          525,140
                                              -----------------
Net investment income......................        2,880,755
                                              -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................          277,340
   Financial futures transactions..........         (116,644)
                                              -----------------
                                                     160,696
                                              -----------------
Net change in unrealized appreciation on:
   Investments.............................        2,564,186
   Financial futures contracts                         3,515
                                              -----------------
                                                   2,567,701
                                              -----------------
Net gain on investments....................        2,728,397
                                              -----------------
Net Increase in Net Assets
Resulting from Operations..................      $ 5,609,152
                                              -----------------
                                              -----------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended           Year Ended
Increase (Decrease)               February 28,        August 31,
in Net Assets                         1998               1997
Operations
   Net investment income......    $   2,880,755      $  6,420,500
   Net realized gain (loss) on
      investment
      transactions............          160,696           (79,447)
   Net change in unrealized
      appreciation of
      investments.............        2,567,701         3,713,700
                                -----------------    ------------
   Net increase in net assets
      resulting from
      operations..............        5,609,152        10,054,753
                                -----------------    ------------
   Dividends and Distributions
      (Note 1):
   Dividends from net
      investment income
      Class A.................       (2,256,615)       (5,200,369)
      Class B.................         (459,233)         (864,744)
      Class C.................         (155,410)         (353,934)
      Class Z.................           (9,497)           (1,453)
                                -----------------    ------------
                                     (2,880,755)       (6,420,500)
                                -----------------    ------------
   Distributions in excess of
      net investment income
      Class A.................               --           (57,916)
      Class B.................               --            (4,473)
      Class C.................               --           (10,023)
                                -----------------    ------------
                                             --           (72,412)
                                -----------------    ------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      sold....................        7,422,762        13,962,419
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........        1,229,013         2,752,296
   Cost of shares
      reacquired..............       (9,109,279)      (25,937,462)
                                -----------------    ------------
   Net decrease in net assets
      from Series share
      transactions............         (457,504)       (9,222,747)
                                -----------------    ------------
Total increase (decrease).....        2,270,893        (5,660,906)
Net Assets
Beginning of period...........      118,828,684       124,489,590
                                -----------------    ------------
End of period.................    $ 121,099,577      $118,828,684
                                -----------------    ------------
                                -----------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements
(Unaudited)                            FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the 'Series') commenced investment operations on December 28, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------
                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements
(Unaudited)                              FLORIDA SERIES
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended February 28, 1998.
PSI has advised the Series that they have received approximately $36,000 in front-end sales charges resulting from sales of Class A shares during the six months ended February 28, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the six months ended February 28, 1998, it received approximately $5,700 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PIFM, PIC and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement during the six months ended February 28, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended February 28, 1998, the Series incurred fees of approximately $15,800 for the services of PMFS. As of February 28, 1998, approximately $2,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended February 28, 1998 were $10,860,345 and $12,471,680, respectively.
The cost basis of investments for federal income tax purposes at February 28, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $8,349,685 (gross unrealized appreciation--$8,376,463 gross unrealized depreciation--$26,778).
During the six months ended February 28, 1998, the Fund entered into financial futures contracts. Details of open contracts at February 28, 1998 are as follows:

                                                  Value at        Value at        Unrealized
  Number of                       Expiration    February 28,       Trade        Appreciation/
  Contracts           Type           Date           1998            Date        (Depreciation)
--------------    ------------    ----------    ------------     ----------     --------------
Long Position:
30                U.S. T-Bond     June 1998      $3,614,062      $3,610,547        $  3,515

--------------------------------------------------------------------------------
                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements
(Unaudited)                             FLORIDA SERIES
--------------------------------------------------------------------------------
The Series has a capital loss carryforward as of August 31, 1997 of approximately $1,592,600 of which $1,460,000 expires in 2003 and $132,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the six months ended February 28, 1998 and the fiscal year ended August 31, 1997 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Six months ended February 28, 1998:
Shares sold.........................     276,202    $  2,920,045
Shares issued in reinvestment of
  dividends.........................      89,979         951,291
Shares reacquired...................    (697,683)     (7,362,313)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (331,502)     (3,490,977)
Shares issued upon conversion from
  Class B...........................       6,633          69,946
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (324,869)   $ (3,421,031)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     494,435    $  5,074,068
Shares issued in reinvestment of
  dividends.........................     213,918       2,200,461
Shares reacquired...................  (1,988,937)    (20,452,223)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,280,584)    (13,177,694)
Shares issued upon conversion from
  Class B...........................      87,091         891,335
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,193,493)   $(12,286,359)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Six months ended February 28, 1998:
Shares sold.........................     340,636    $  3,602,133
Shares issued in reinvestment of
  dividends ........................      17,345         183,432
Shares reacquired...................    (110,639)     (1,171,397)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     247,342       2,614,168
Shares reacquired upon conversion
  into Class A......................      (6,630)        (69,946)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     240,712    $  2,544,222
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     793,985    $  8,170,066
Shares issued in reinvestment of
  dividends ........................      34,104         350,919
Shares reacquired...................    (386,783)     (3,982,887)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     441,306       4,538,098
Shares reacquired upon conversion
  into Class A......................     (87,091)       (891,335)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     354,215    $  3,646,763
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Six months ended February 28, 1998:
Shares sold.........................      34,840    $    371,986
Shares issued in reinvestment of
  dividends.........................       8,041          85,016
Shares reacquired...................     (35,748)       (375,569)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       7,133    $     81,433
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      60,503    $    624,420
Shares issued in reinvestment of
  dividends.........................      19,401         199,548
Shares reacquired...................    (145,733)     (1,501,101)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (65,829)   $   (677,133)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Six months ended February 28, 1998:
Shares sold.........................      50,172    $    528,598
Shares issued in reinvestment of
  dividends.........................         874           9,274
Shares reacquired...................     (18,709)       (200,000)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      32,337    $    337,872
                                      ----------    ------------
                                      ----------    ------------
December 6, 1996(a) through
  August 31, 1997:
Shares sold.........................       9,024    $     93,865
Shares issued in reinvestment of
  dividends.........................         132           1,368
Shares reacquired...................        (119)         (1,251)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       9,037    $     93,982
                                      ----------    ------------
                                      ----------    ------------

------------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                          PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights (Unaudited)          FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                            -----------------------------------------------------------------------------
                                             Six Months
                                               Ended                            Year Ended August 31,
                                            February 28,     ------------------------------------------------------------
                                                1998           1997         1996         1995         1994         1993
                                                ------       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  10.41       $  10.11     $  10.06     $   9.91     $  10.87     $  10.27
                                                ------       --------     --------     --------     --------     --------
Income from investment operations
Net investment income...................           .26            .54(a)       .57(a)       .59(a)       .59(a)       .57 a)
Net realized and unrealized gain (loss)
   on investment transactions...........           .24            .31          .05          .15         (.76)         .73
                                                ------       --------     --------     --------     --------     --------
   Total from investment operations.....           .50            .85          .62          .74         (.17)        1.30
                                                ------       --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income....          (.26)          (.54)        (.57)        (.59)        (.59)        (.57)
Distributions in excess of net
   investment income....................            --           (.01)          --           --           --           --
Distributions from net realized gains...            --             --           --           --         (.20)        (.13)
                                                ------       --------     --------     --------     --------     --------
   Total distributions..................          (.26)          (.55)        (.57)        (.59)        (.79)        (.70)
                                                ------       --------     --------     --------     --------     --------
Net asset value, end of period..........      $  10.65       $  10.41     $  10.11     $  10.06     $   9.91     $  10.87
                                                ------       --------     --------     --------     --------     --------
                                                ------       --------     --------     --------     --------     --------
TOTAL RETURN(b):........................          4.89%          8.65%        6.20%        7.85%       (1.69)%      13.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $91,259        $92,579     $101,999     $120,963     $134,849     $148,900
Average net assets (000)................       $91,794        $97,700     $112,266     $124,259     $146,489     $123,820
Ratios to average net assets:
   Expenses, including distribution
      fees..............................           .78%(c)        .57%(a)      .37%(a)      .24%(a)      .20%(a)      .20  a)
   Expenses, excluding distribution
      fees..............................           .68%(c)        .47%(a)      .27%(a)      .17%(a)      .20%(a)      .20  a)
   Net investment income................          4.96%(c)       5.32%(a)     5.56%(a)     6.04%(a)     5.67%(a)     5.94  a)
For Class A, B and C shares:
   Portfolio turnover rate..............             9%            22%          68%          65%          75%          68%

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights (Unaudited)            FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                       Class B
                                            --------------------------------------------------------------
                                                                                                August 1,
                                             Six Months                                          1994(c)
                                               Ended             Year Ended August 31,           through
                                            February 28,     ------------------------------     August 31,
                                                1998          1997        1996        1995         1994
                                            ------------     -------     -------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  10.41       $ 10.11     $ 10.06     $ 9.91       $ 9.95
                                                ------       -------     -------     ------        -----
Income from investment operations
Net investment income...................           .24           .50(a)      .53(a)     .55(a)       .04(a)
Net realized and unrealized gain (loss)
   on investment transactions...........           .24           .31         .05        .15         (.04)
                                                ------       -------     -------     ------        -----
   Total from investment operations.....           .48           .81         .58        .70           --
                                                ------       -------     -------     ------
Less distributions
Dividends from net investment income....          (.24)         (.50)       (.53)      (.55)        (.04)
Distributions in excess of net
   investment income....................            --          (.01)         --         --           --
                                                ------       -------     -------     ------        -----
   Total distributions..................          (.24)         (.51)       (.53)      (.55)        (.04)
                                                ------       -------     -------     ------        -----
Net asset value, end of period..........      $  10.65       $ 10.41     $ 10.11     $10.06       $ 9.91
                                                ------       -------     -------     ------        -----
                                                ------       -------     -------     ------        -----
TOTAL RETURN(b):........................          4.68%         8.22%       5.79%      7.39%       (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $21,819       $18,820     $14,699     $8,326         $582
Average net assets (000)................       $20,288       $17,565     $12,570     $4,699         $118
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.18%(d)       .97%(a)     .77%(a)    .67%(a)      .70%(   d)
   Expenses, excluding distribution
      fees..............................           .68%(d)       .47%(a)     .27%(a)    .17%(a)      .20%(   d)
   Net investment income................          4.56%(d)      4.92%(a)    5.16%(a)   5.56%(a)     6.21%(   d)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class B shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights (Unaudited)             FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                             Class C
                                            --------------------------------------------------------------------------
                                                                                                             July 26,
                                             Six Months                                                      1993(d)
                                               Ended                   Year Ended August 31,                 through
                                            February 28,     ------------------------------------------     August 31,
                                                1998          1997        1996       1995        1994          1993
                                            ------------     -------     ------     -------     -------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  10.41       $ 10.11     $10.06     $  9.91     $ 10.87      $  10.58
                                                ------       -------     ------     -------     -------     ----------
Income from investment operations
Net investment income...................           .23           .48(a)     .50(a)      .53(a)      .48(a)        .03(a)
Net realized and unrealized gain (loss)
   on investment transactions...........           .24           .31        .05         .15        (.76)          .29
                                                ------       -------     ------     -------     -------     ----------
   Total from investment operations.....           .47           .79        .55         .68        (.28)          .32
                                                ------       -------     ------     -------     -------     ----------
Less distributions
Dividends from net investment income....          (.23)         (.48)      (.50)       (.53)       (.48)         (.03)
Distributions in excess of net
   investment income....................            --          (.01)        --          --          --            --
Distributions from net realized gains...            --            --         --          --        (.20)           --
                                                ------       -------     ------     -------     -------     ----------
   Total distributions..................          (.23)         (.49)      (.50)       (.53)       (.68)         (.03)
                                                ------       -------     ------     -------     -------     ----------
Net asset value, end of period..........      $  10.65       $ 10.41     $10.11     $ 10.06     $  9.91      $  10.87
                                                ------       -------     ------     -------     -------     ----------
                                                ------       -------     ------     -------     -------     ----------
TOTAL RETURN(b):........................          4.54%         7.95%      5.52%       7.12%      (2.40)%        3.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........        $7,581        $7,336     $7,792      $9,028     $11,185        $3,132
Average net assets (000)................        $7,272        $7,575     $8,293     $10,265      $9,280        $1,038
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.43%(c)      1.22%(a)   1.02%(a)     .92%(a)     .95%(a)       .95%(a)(c)
   Expenses, excluding distribution
      fees..............................           .68%(c)       .47%(a)    .27%(a)     .17%(a)     .20%(a)       .20%(a)(c)
   Net investment income................          4.31%(c)      4.67%(a)   4.91%(a)    5.35%(a)    4.99%(a)      5.19%(a)(c)
                                                     Class Z
                                          -----------------------------
                                                           December 6,
                                           Six Months        1996(e)
                                             Ended           through
                                          February 28,      August 31,
                                              1998             1997
                                          ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  10.41         $  10.36
                                              ------           ------
Income from investment operations
Net investment income...................         .26              .41(a)
Net realized and unrealized gain (loss)
   on investment transactions...........         .24             (.06)
                                              ------           ------
   Total from investment operations.....         .50              .47
                                              ------           ------
Less distributions
Dividends from net investment income....        (.26)            (.41)
Distributions in excess of net
   investment income....................          --             (.01)
Distributions from net realized gains...          --               --
                                              ------           ------
   Total distributions..................        (.26)            (.42)
                                              ------           ------
Net asset value, end of period..........    $  10.65         $  10.41
                                              ------           ------
                                              ------           ------
TOTAL RETURN(b):........................        4.94%            4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........        $441              $94
Average net assets (000)................        $378              $36
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         .68%(c)          .47%(           )
   Expenses, excluding distribution
      fees..............................         .68%(c)          .47%(
   Net investment income................        5.07%(c)         5.48%(           )

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C shares were called Class D shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often
used to describe the difference   between prices bid
and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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